UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2008

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2008, Conexant Systems, Inc. (the "Company") announced that the Board of Directors of the Company (the "Board") has appointed D. Scott Mercer as Chief Executive Officer. Mr. Mercer also will remain a member of the Board of Directors of the Company. Mr. Mercer replaces Daniel A. Artusi as Chief Executive Officer, who is leaving this position to pursue other opportunities.

Concurrently, the Company announced that Christian Scherp, previously Senior Vice President of Worldwide Sales, was appointed to the position of President, reporting directly to Mr. Mercer. In addition, Sailesh Chittipeddi, previously Senior Vice President, Global Operations, was appointed to the position of Executive Vice President, Global Operations and Chief Technology Officer, also reporting directly to Mr. Mercer.

In connection with his assumption of the position of Chief Executive Officer, Mr. Mercer will no longer be Chairman or a member of the Audit Committee and will no longer be a member of the Governance and Board Composition Committee. The Board has appointed current directors Balakrishnan S. Iyer as Chairman of the Audit Committee and F. Craig Farrill as a member of the Audit Committee.

After giving effect to the changes described above, the composition of the Company’s Board committees as of the date hereof is as follows:

Audit Committee: Balakrishnan S. Iyer (Chair), Steven J. Bilodeau and F. Craig Farrill

Compensation and Management Development Committee: Jerre L. Stead (Chair), Balakrishnan S. Iyer and Steven J. Bilodeau

Governance and Board Composition Committee: Balakrishnan S. Iyer (Chair), Steven J. Bilodeau, F. Craig Farrill and Jerre L. Stead

A copy of the Company's press release announcing the foregoing management changes dated April 14, 2008 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Executive Officer Biographies

D. Scott Mercer, Chief Executive Officer, age 57, has been a private investor since January 2005 and a member of the Board since May of 2003. From May 2005 to November 2005, Mr. Mercer served as the Interim Chief Executive Officer for Adaptec, Inc., a provider of storage solutions to move, manage and protect data and digital content. From January 2004 to December 2004, Mr. Mercer was Senior Vice President and Advisor to the CEO of Western Digital Corporation, a global designer, developer and manufacturer of hard disk drives, and from October 2001 to January 2004 he served at Western Digital in the capacity of Senior Vice President and Chief Financial Officer. Mr. Mercer has also held executive roles at TeraLogic, Inc, Dell Inc., Businessland, Inc. and LSI Logic Corporation. Mr. Mercer currently serves as Chairman of the Board at Adaptec, Inc. and is a member of the Board at Palm, Inc., Polycom, Inc. and SMART Modular Technologies(WWH), Inc.

Christian Scherp, President, age 42, previously served as Senior Vice President, Worldwide Sales of the Company since June 2005. Prior to joining the Company, from April 2004 to June 2005, Mr. Scherp served as Vice President and General Manager-COM Products for Infineon Technologies North America Corporation, a global, broad based semiconductor solutions company. From September 2001 to April 2004, Mr. Scherp served as the Vice President of Marketing, COM Products for the Optical Networking Business Unit. Mr. Scherp also served in a number of other executive, sales and marketing roles for Infineon and its predecessor organization Siemens AG prior to the spin-off of Infineon Technologies.

Sailesh Chittipeddi, Executive Vice President, Global Operations and Chief Technology Officer, age 45, previously served as Senior Vice President, Global Operations of the Company since June 2006. Prior to joining the Company, from March 2001 to June 2006, Mr. Chittipeddi served as Managing Director, Sourcing, Joint Venture and Foundry Engineering for Agere Systems, Inc., a global developer and manufacturer of communications semiconductors, and Lucent Technologies, Inc., the predecessor organization prior to the spin-off of Agere Systems, Inc. Prior to that, Mr. Chittipeddi held a number of operations and engineering executive and management roles with Lucent Technologies, AT&T and Bell Laboratories.

Compensatory Arrangements for Executive Officers

D. Scott Mercer. On April 14, 2008, the Company and Mr. Mercer entered into an employment agreement which sets forth the terms and conditions of Mr. Mercer’s employment as the Chief Executive Officer of the Company. The agreement provides that Mr. Mercer will serve as Chief Executive Officer from April 14, 2008 through April 13, 2009. Following that initial term, the agreement will be automatically extended for an additional one-year term, unless either party notifies the other that it does not wish to extend the initial term of employment. Mr. Mercer will be paid an initial annual base salary of $550,000, and will be eligible for an annual performance bonus as determined by the Board or the Compensation and Management Development Committee of the Board (the "Compensation Committee"), with a fiscal year 2008 annual target bonus of 100% of annual base salary (pro-rated for time worked in the fiscal year), which for fiscal 2008 will be determined pursuant to the 2008 Peak Performance Incentive Plan adopted by the Compensation Committee, provided that Mr. Mercer will receive a bonus of not less than $250,000 for fiscal year 2008 and a bonus of not less than $250,000 for fiscal year 2009, each to be paid when normal bonuses are paid. In lieu of a relocation package, Mr. Mercer will also receive a payment of $10,000 per month (subject to applicable taxes) for living and transportation expenses.

Upon commencement of employment, Mr. Mercer will be granted 2,000,000 restricted stock units ("RSUs"), 1,000,000 of which will vest on the six month anniversary of the commencement date of the appointment and 1,000,000 of which will vest on the first-year anniversary of such commencement date. The Company intends to grant the RSUs to Mr. Mercer under the Company’s 1999 Long-Term Incentives Plan. In anticipation of this grant of RSUs, the Board has amended the 1999 Long-Term Incentives Plan to allow for an increase in the per-year average limit, over any three-year period, of awards granted to any individual recipient.

Under the employment agreement, if the Company terminates Mr. Mercer’s employment as Chief Executive Officer without "cause" or if he resigns as Chief Executive Officer for "good reason" (each as defined in the agreement):

• the Company will pay Mr. Mercer a cash lump-sum equal to the sum of any unpaid base salary (and any other unpaid amounts) accrued through his termination date, a pro rata share of his target bonus for the fiscal year in which his termination occurs, two times his base salary, two times his annual target bonus, and $200,000;

• the Company will reimburse Mr. Mercer for the cost of his COBRA premiums for 18 months after the date of his termination; and

• all of Mr. Mercer’s options and non-performance based RSUs will become fully vested, and Mr. Mercer may exercise all such options until the earlier of the second anniversary of his termination date and the expiration date of such options set forth in the option awards.

Under the employment agreement, a termination without cause or Mr. Mercer’s resignation for good reason will not be deemed to have occurred if a successor Chief Executive Officer is hired by the Board and Mr. Mercer returns to his continuing role on the Board.

In addition, if Mr. Mercer’s employment terminates due to his death, all of Mr. Mercer’s options and non-performance based RSUs will become fully vested, and Mr. Mercer’s estate may exercise all such options until the earlier of the third anniversary of his termination date and the expiration date of such options set forth in the option awards. If Mr. Mercer’s employment terminates due to his "disability" (as defined in the agreement), the Company will reimburse Mr. Mercer for the cost of his COBRA premiums for 18 months after the date of his termination and all of Mr. Mercer’s options and non-performance based RSUs will become fully vested, and Mr. Mercer may exercise all such options until the earlier of the second anniversary of his termination date and the expiration date of such options set forth in the option awards.

Mr. Mercer is restricted from competing with the Company (to the extent permitted by law) or soliciting employees or customers of the Company during and for 12 months after the employment period pursuant to the terms of the employment agreement. In addition, Mr. Mercer will generally be made whole in the event of payment of any excise taxes imposed by the Internal Revenue Code of 1986, as amended (the "Code"), on certain change of control payments under Code Section 280G and on nonqualified deferred compensation in the event of any penalty tax or interest charge is imposed by Code Section 409A.

Christian Scherp. On April 14, 2008, the Company and Mr. Scherp entered into an employment agreement which sets forth the terms and conditions of his employment as the President of the Company. The agreement provides that Mr. Scherp will serve as President from April 14, 2008 through April 13, 2009. Following that initial term, the agreement will be automatically extended for additional one-year terms, unless either party notifies the other that it does not wish to extend the contract another year. Mr. Scherp will be paid an initial annual base salary of $375,000 and will be eligible for an annual performance bonus as determined by the Board or the Compensation Committee, with a fiscal year 2008 annual target bonus of 80% of annual base salary, which for fiscal 2008 will be determined pursuant to the 2008 Peak Performance Incentive Plan adopted by the Compensation Committee, provided that Mr. Scherp will receive a bonus of not less than $50,000 for fiscal year 2008, to be paid on the first payroll date in January 2009. In lieu of a relocation package, Mr. Scherp will also receive a payment of $7,500 per month (subject to applicable taxes) for living and transportation expenses.

Within thirty days of the commencement of Mr. Scherp’s employment in his role as President, the Company shall pay him a special retention bonus in the gross amount (subject to applicable taxes) of $675,000, although this bonus will not be earned until April 30, 2009. Should Mr. Scherp voluntarily terminate his employment for any reason (other than as a result of death or disability) or be terminated for "cause" (as defined in his employment agreement) before April 30, 2009, he will be obligated to repay the Company any amounts actually received from this bonus within 30 days of his termination date. If Mr. Scherp is involuntarily terminated for any reason other than cause prior to April 30, 2009, he will not incur any repayment obligation for this bonus.

Mr. Scherp’s current stock option holdings will continue to vest per their current terms and conditions. However, upon Mr. Scherp’s commencing employment as President, his Performance Share award of November 14, 2007 will be amended to provide for a new cliff vesting date of January 2, 2009 versus the current date of November 14, 2009, subject to his continued employment as President through that date.

Under his employment agreement, if the Company terminates Mr. Scherp’s employment as President without cause:

• the Company will pay Mr. Scherp a cash lump-sum equal to the sum of any unpaid base salary (and any other unpaid amounts) accrued through his termination date and $125,000;

• the Company will reimburse Mr. Scherp for the cost of his COBRA premiums for 18 months after the date of his termination; and

• all of Mr. Scherp’s options and non-performance based RSUs will become fully vested and Mr. Scherp may exercise all such options until the earlier of the 18 month anniversary of his termination date and the expiration date of such options set forth in the option awards.

In addition, if Mr. Scherp’s employment terminates due to his death, all of Mr. Scherp’s options and non-performance based RSUs will become fully vested, and Mr. Scherp’s estate may exercise all such options until the earlier of the third anniversary of his termination date and the expiration date of such options set forth in the option awards. If Mr. Scherp’s employment terminates due to his "disability" (as defined in the agreement), the Company will reimburse Mr. Scherp for the cost of his COBRA premiums for 18 months after the date of his termination and all of Mr. Scherp’s options and non-performance based RSUs will become fully vested, and Mr. Scherp may exercise all such options until the earlier of the 18-month anniversary of his termination date and the expiration date of such options set forth in the option awards.

Mr. Scherp is restricted from competing with the Company (to the extent permitted by law) or soliciting employees or customers of the Company during and for 12 months after the employment period pursuant to the terms of the employment agreement.

Sailesh Chittipeddi. On April 14, 2008, the Company and Mr. Chittipeddi entered into an employment agreement which sets forth the terms and conditions of his employment as the Executive Vice President, Global Operations and Chief Technology Officer of the Company. The agreement provides that Mr. Chittipeddi will serve as Executive Vice President, Global Operations and Chief Technology Officer from April 14, 2008 through April 13, 2009. Following that initial term, the agreement will be automatically extended for additional one-year terms, unless either party notifies the other that it does not wish to extend the contract another year. Mr. Chittipeddi will be paid an initial annual base salary of $300,000 and will be eligible for an annual performance bonus as determined by the Board or the Compensation Committee, with a fiscal year 2008 annual target bonus of 70% of annual base salary, which for fiscal 2008 will be determined pursuant to the 2008 Peak Performance Incentive Plan adopted by the Compensation Committee, to be paid when normal bonuses are paid.

Within thirty days of the commencement of Mr. Chittipeddi’s employment in his role as Executive Vice President, Global Operations and Chief Technology Officer, the Company shall pay him a special retention bonus in the gross amount (subject to applicable taxes) of $500,000, although his bonus will not be earned until April 30, 2009. Should Mr. Chittipeddi voluntarily terminate his employment for any reason (other than as a result of death or disability) or be terminated for "cause" (as defined in his employment agreement) before April 30, 2009, he will be obligated to repay the Company any amounts actually received from this bonus within 30 days of his termination date. If Mr. Chittipeddi is involuntarily terminated for any reason other than cause prior to April 30, 2009, he will not incur any repayment obligation for this bonus.

Mr. Chittipeddi’s current stock option holdings will continue to vest per their current terms and conditions. However, upon Mr. Chittipeddi’s commencing employment as Executive Vice President, Global Operations and Chief Technology Officer, his Performance Share award of November 14, 2007 will be amended to provide for a new cliff vesting date of January 2, 2009 versus the current date of November 14, 2009, subject to his continued employment as Executive Vice President, Global Operations and Chief Technology Officer through that date.

Under his employment agreement, if the Company terminates Mr. Chittipeddi’s employment as Executive Vice President, Global Operations and Chief Technology Officer without cause:

• the Company will pay Mr. Chittipeddi a cash lump-sum equal to the sum of any unpaid base salary (and any other unpaid amounts) accrued through his termination date and $100,000;

• the Company will reimburse to Mr. Chittipeddi the cost of his COBRA premiums for 18 months after the date of his termination; and

• all of Mr. Chittipeddi’s options and non-performance based RSUs will become fully vested and Mr. Chittipeddi may exercise all such options until the earlier of the 15 month anniversary of his termination date and the expiration date of such options set forth in the option awards.

In addition, if Mr. Chittipeddi’s employment terminates due to his death, all of Mr. Chittipeddi’s options and non-performance based RSUs will become fully vested, and Mr. Chittipeddi’s estate may exercise all such options until the earlier of the third anniversary of his termination date and the expiration date of such options set forth in the option awards. If Mr. Chittipeddi’s employment terminates due to his "disability" (as defined in the agreement), the Company will reimburse to Mr. Chittipeddi the cost of his COBRA premiums for 18 months after the date of his termination and all of Mr. Chittipeddi’s options and non-performance based RSUs will become fully vested, and Mr. Chittipeddi may exercise all such options until the earlier of the 15-month anniversary of his termination date and the expiration date of such options set forth in the option awards.

Mr. Chittipeddi is restricted from competing with the Company (to the extent permitted by law) or soliciting employees or customers of the Company during and for 12 months after the employment period pursuant to the terms of the employment agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of the Company dated April 14, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

April 16, 2008	By:	Mark D. Peterson

Name: Mark D. Peterson
Title: Senior Vice President, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Conexant Systems, Inc. dated April 14, 2008